Supplement dated September 1, 2000
                       To the Prospectus dated May 1, 2000

                                 Select*Life NY
                           Variable Estate Design(SM)


Effective September 1, 2000, ReliaStar Financial Corp. ("ReliaStar"), the parent company of ReliaStar Life Insurance Company of New York ("ReliaStar New York"), was acquired by ING Groep N.V. ReliaStar New York will continue to be responsible for all contracts issued by it.

ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.